SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported): March 24, 2010
THE LTV CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	1-4368	75-1070950

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5800 Lombardo Center, Suite 204, Seven Hills, Ohio	44131

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (216) 642-7100

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.
ITEM 9.01. Financial Statements and Exhibits.
SIGNATURES
EX-99.1

     ITEM 8.01. Other Events.
     As previously disclosed, on December 29, 2000 The LTV Corporation and 48 of its wholly-owned subsidiaries (the “Debtors”) filed voluntary petitions for reorganization under Chapter 11 of the federal Bankruptcy Code in the United States Bankruptcy Court for the Northern District of Ohio, Eastern Division (the “Bankruptcy Court”). On March 18, 2010, the Debtors submitted to the Bankruptcy Court their Operating Report for the period ended February 28, 2010, a copy of which is attached hereto as Exhibit 99.1.
     ITEM 9.01. Financial Statements and Exhibits.
     (d) Exhibits
99.1	Operating Report for the period ended February 28, 2010 for LTV Integrated Steel Business as filed with the United States Bankruptcy Court for the Northern District of Ohio, Eastern Division

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE LTV CORPORATION
	By:	/s/ John T. Delmore
Date: March 24, 2010		Name:	John T. Delmore
		Title:	President and Treasurer